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			SECURITIES AND EXCHANGE COMMISSION
			    Washington, D. C.   20549


				    FORM 8-K

				 CURRENT REPORT

			Pursuant to Section 13 or 15(d) of
			The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)        March 1, 2000
							-------------

Commission File Number 0-5544

			    OHIO CASUALTY CORPORATION
	     (Exact name of registrant as specified in its charter)

	OHIO                                              31-0783294
(State or other jurisdiction of                        (I.R.S. Employer
 incorporation or organization)                       Identification No.)

136 North Third Street, Hamilton, Ohio                      45025
(Address of principal executive offices)                 (Zip Code)


				(513) 867-3000
		       (Registrant's telephone number)


				Not Applicable
	  (Former name or former address, if changed since last report)






			  Exhibit Index - Page 3

			     Page 1 of 3 Pages

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ITEM 5.  Other Events
------   ------------


On March 1, 2000, Ohio Casualty Corporation (the "Corporation") announced that Barry S. Porter, Chief Financial Officer of Ohio Casualty Corporation, was retiring from that position effective April 1, 2000.

A copy of the press release issued by Ohio Casualty Corporation on March 1, 2000, announcing this change in its executive leadership is attached hereto as
Exhibit 99 and is incorporated herein by reference.


ITEM 7.  Financial Statements and Exhibits
------   ---------------------------------


Exhibit No.             Description
----------              -----------

   99 Press release dated March 1, 2000, announcing the retirement of Barry S. Porter as Chief Financial Officer of Ohio Casualty Corporation.




				  SIGNATURE



	Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




				   OHIO CASUALTY CORPORATION
				   -------------------------
					 (Registrant)



March 15, 2000                     /s/ William L. Woodall
				   -----------------------
				   William L. Woodall, President and
				     Chief Executive Officer



			Page 2 of 3 Pages

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			  EXHIBIT INDEX
			  -------------

		   Current Report on Form 8-K
		       Dated March 1, 2000


		   Ohio Casualty Corporation


Exhibit No.             Description
-----------             -----------


    99 Press release dated March 1, 2000, announcing the retirement of Barry S. Porter as Chief Financial Officer of Ohio Casualty Corporation.











			     Page 3 of 3 Pages